Robinson Opportunistic Income Fund (the “Fund”)
Class A Shares (RBNAX)
Class C Shares (RBNCX)
Institutional Class Shares (RBNNX)
A series of Investment Managers Series Trust

Supplement dated February 6, 2017 to the
Summary Prospectus dated January 11, 2016.

Effective February 15, 2017, the Fund is lowering the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%. In addition, the Fund is revising its sales charge schedule with respect to Class A Shares, which varies by the amount invested. Accordingly, the Summary Prospectus is supplemented as follows:

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” beginning on page 1 of the Summary Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these fees and other discounts is available from your financial professional and in the sections titled “Sales Charge Schedule—Class A Shares” and “Reduced Sales Charges – Class A Shares” on beginning on page 30 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A Shares		Class C Shares		Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		4.25%(1)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(2)		None
Wire fee		$20		$20		$20
Overnight check delivery fee for weekday		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses (3)		0.91%		0.91%		0.91%
Shareholder service fee	0.15%		0.15%		0.15%
All other expenses (including dividend and interest expenses on short sales of 0.25%)	0.76%		0.76%		0.76%
Acquired fund fees and expenses (3)		1.70%		1.70%		1.70%
Total annual fund operating expenses		3.96%		4.71%		3.71%
Fee waiver and/or expense reimbursements (4)		(0.41%)		(0.41%)		(0.41%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements		3.55%		4.30%		3.30%

[1]	No initial sales charge is applied to purchases of $1 million or more.

[2]
A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of the date of purchase.

[3]	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
[4]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$767	$1,545
Class C Shares	$532	$1,383
Institutional Class Shares	$333	$ 1,097

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class C Shares	$432	$1,383

Please file this Supplement with your records.